UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2023

THE INTERPUBLIC GROUP OF COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6686	13-1024020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Third Avenue, New York, New York 10022
(Address of principal executive offices) (Zip Code)
(212)704-1200
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	IPG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(d) On August 24, 2023, The Interpublic Group of Companies, Inc., (the “Company”) appointed Jorge Benitez as an independent member of the Company’s Board of Directors, effective September 1, 2023. Mr. Benitez will also serve on each of the Company’s Audit and Compensation and Leadership Talent Committees. With the appointment of Mr. Benitez, the Company’s Board will consist of ten directors.

Mr. Benitez’s compensation for his service as a director will be consistent with that of the Company's other non-management directors, as described in the Company’s proxy statement, filed with the Securities and Exchange Commission on April 14, 2023, under “Non-Management Director Compensation.” Upon Mr. Benitez’s appointment to the Board, he will receive an award of restricted shares of Common Stock having a value of $150,000 on the grant date, which represents the pro-rated portion of the annual equity award granted to non-management directors. The award will vest on the first anniversary of the grant date, subject to his continued service on the Board.

A copy of the Company’s press release relating to this director appointment is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1: Press Release dated August 24, 2023.

Exhibit 104: Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: August 28, 2023	By: /s/ Andrew Bonzani
Name: Andrew Bonzani Title: Executive Vice President, General Counsel